UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 26, 2021

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii
(Address of principal executive offices)

96813
(Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

As part of a routine realignment of the management team of Central Pacific Financial Corp (“CPF) and Central Pacific Bank (“CPB”), Mr. Blenn A. Fujimoto, Executive Vice President, Small Business and Wealth Markets, will continue to serve in his current capacity and position with CPF and CPB but will no longer serve as executive officer effective January 26, 2021. This disclosure is required pursuant to Item 5.02(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)
Date: January 26, 2021	/s/ Glenn K.C. Ching
Glenn K.C. Ching
Executive Vice President, Chief Legal Officer and Corporate Secretary